UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

CYPHERPUNK TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Cypherpunk Technologies Inc. (the “Annual Meeting”), to be held exclusively online via the Internet as a virtual web conference at https://www.cstproxy.com/cypherpunk/2026 on June 18, 2026, at 11:00 a.m., Eastern Time.
Pursuant to certain rules of the U.S. Securities and Exchange Commission that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting our proxy materials on the Internet and delivering a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access or request a copy of our Proxy Statement and our 2025 Annual Report to Stockholders. This process substantially reduces the costs associated with printing and distributing our proxy materials and reduces our environmental footprint.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet prior to the Annual Meeting or virtually at the Annual Meeting, by telephone, or, if you requested printed copies of our proxy materials, by completing, dating and returning a proxy card. Please review the instructions on the Notice of Internet Availability or the proxy card regarding each of these voting options.
Thank you for your ongoing support of Cypherpunk Technologies.
Very truly yours,

Khing Oei Chairman of the Board of Directors	Douglas E. Onsi Chief Executive Officer and President

47 Thorndike Street
Suite B1-1
Cambridge, MA 02141
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 18, 2026
The 2026 Annual Meeting of Stockholders of Cypherpunk Technologies Inc. (the “Annual Meeting”) will be held on June 18, 2026 at 11:00 a.m., Eastern Time, virtually via the Internet at https://www.cstproxy.com/cypherpunk/2026. At the Annual Meeting, stockholders will consider and act upon the following matters:
1.   To elect two Class III directors nominated by the Company’s board of directors (the “Board”), Nissim Mashiach and Will McEvoy, each to serve for a term ending in 2029, or until his or her successor has been duly elected and qualified;
2.   To approve an advisory vote on executive compensation paid to our named executive officers (the “Say-on-Pay Proposal”);
3.   To ratify the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2026; and
4.   To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site.
Instead of mailing a printed copy of our proxy materials to all of our stockholders, we are providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 9, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, to stockholders and will post our proxy materials on the website referenced in the Notice of Internet Availability. As more fully described in the Notice of Internet Availability, stockholders may choose to access our proxy materials on the website referenced in the Notice of Internet Availability or may request to receive a printed set of our proxy materials. In addition, the Notice of Internet Availability and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis.
Stockholders of record on our books at the close of business on April 29, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. If you are a stockholder of record, please vote in one of these four ways:
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Vote over the Internet prior to the Annual Meeting, by going to www.cstproxyvote.com (have Notice of Internet Availability or your proxy card in hand when you access the website);

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Vote by Telephone, by calling 1-866-894-0536 (have your Notice of Internet Availability or proxy card in hand when you call);

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Vote by Mail, if you received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

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Vote online at the virtual Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you access the virtual meeting website).

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the meeting for at least ten days prior to June 18, 2026. Please e-mail ir@cypherpunk.com if you wish to examine the stockholder list prior to the virtual Annual Meeting. The stockholder list will be available in electronic form during the Annual Meeting online at https://www.cstproxy.com/cypherpunk/2026.
Whether or not you plan to attend the Annual Meeting online, we urge you to take the time to vote your shares. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Khing Oei
Chairman of the Board of Directors
April 29, 2026

i

Cypherpunk Technologies Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141
PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2026
This proxy statement is being furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2026 Annual Meeting of Stockholders of Cypherpunk Technologies Inc. (the “Annual Meeting”) to be held virtually via the Internet at https://www.cstproxy.com/cypherpunk/2026 on June 18, 2026 at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof.
We are providing access to our proxy materials over the Internet. On May 9, 2026, we will mail a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, to our stockholders, unless they requested a printed copy of our proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice of Internet Availability. If you request printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.
We will hold the Annual Meeting in a virtual format only, via the Internet, with no physical in-person meeting. Our stockholders will be able to attend, vote, and submit questions at the Annual Meeting by visiting https://www.cstproxy.com/cypherpunk/2026. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in this proxy statement.
As always, we encourage you to vote your shares in advance of the Annual Meeting. You are entitled to vote if you are a stockholder of record as of the close of business on April 29, 2026. As used in this proxy statement, the terms “Cypherpunk,” “we,” “us,” and “our” mean Cypherpunk Technologies Inc. unless the context indicates otherwise.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. Such statements are based upon our current plans, estimates and expectations that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the assets held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends and future financial condition and performance. Each forward-looking statement contained herein, and in our other reports or information the Company has or may file with the Securities and Exchange Commission (the “SEC”), is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk of failure of the Company’s digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of cryptocurrencies; the risk that the price of the Company’s Common Stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; our ability to comply with the continued listing requirements of the Nasdaq Capital Market (“Nasdaq”), as well as those risks and uncertainties identified under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 16, 2026 and other information the Company has or may file with the SEC.
Websites and Other Information
Website addresses referenced in this proxy statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement and is not incorporated by reference herein.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q.	Who is soliciting my vote?	A.	The Board of Cypherpunk Technologies Inc. is soliciting your vote for the proposals to be voted on at the Annual Meeting.
Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting, to be held virtually at https://www.cstproxy.com/cypherpunk/2026 on June 18, 2026 at 11:00 a.m., Eastern Time.
Q	What is the Notice of Internet Availability?	A.	In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, or the SEC, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.
We expect to mail the Notice of Internet Availability to all stockholders entitled to vote at the Annual Meeting on or about May 9, 2026. On the date of mailing of the Notice of Internet Availability, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referred to in the Notice of Internet Availability. These proxy materials will be available free of charge.
Q.	How can I get electronic access to the proxy materials?	A.	The Notice of Internet Availability provides you with instructions regarding how to view the proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials, including the Notice of Internet Availability, to you electronically by e-mail. The Company’s proxy materials are also available on the Company’s website at www.cypherpunk.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.
Q.	What proposals am I voting on?	A.
There are three proposals scheduled for a vote:
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Proposal No. 1:   The election of two Class III directors nominated by the Board, Nissim Mashiach and Will McEvoy, each to serve for a term ending in 2029, or until his successor has been duly elected and qualified;

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Proposal No. 2:   The approval of an advisory vote on executive compensation paid to our named executive officers (the “Say-on-Pay Proposal”); and

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Proposal No. 3:   The ratification of the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2026.

Q.	Who can vote at the Annual Meeting?	A.	Our Board has fixed April 29, 2026 as the record date for the Annual Meeting (the “Record Date”). If you are a stockholder of record on the Record Date, you are entitled to vote (in person or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement or adjournment thereof.
On April 20, 2026, we had 97,678,728 shares of Common Stock outstanding.
Q.	How do I attend the virtual Annual Meeting?	A.	This year’s Annual Meeting will be conducted as a virtual meeting of stockholders. We will host the Annual Meeting live online via webcast. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting by visiting https://www.cstproxy.com/cypherpunk/2026. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. The webcast will start at 11:00 a.m., Eastern Time, on June 18, 2026. You will need the control number included on your Notice of Internet Availability, proxy card or voting instruction form in order to be able to enter the Annual Meeting online. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.
Online check-in will begin at 10:45 a.m., Eastern Time, on June 18, 2026, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting at 10:45 a.m., Eastern Time, on the day of the meeting.
Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:

(1)
Over the Internet prior to the Annual Meeting:   Go to the website of our tabulator, Continental Stock Transfer and Trust Company (“CST”) at www.cstproxyvote.com. Use the vote control number printed on the Notice of Internet Availability (or your proxy card) to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on June 17, 2026, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(2)
By Telephone:   Call 1-866-894-0536, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You will need to have the Notice of Internet Availability (or your proxy card) in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on June 17, 2026, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(3)
By Mail:   If you received a printed copy of the proxy materials, complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to CST. CST must receive the proxy card no later than June 17, 2026, the day before the Annual Meeting, for your proxy to be valid and your vote to count. Your shares will be voted according to your instructions.

If you do not specify how you want your shares voted, they will be voted as recommended by our Board.
(4)
Online virtually while attending the Annual Meeting:   If you attend the Annual Meeting online, you may vote your shares online while virtually attending the Annual Meeting by visiting https://www.cstproxy.com/cypherpunk/2026. You will need your control number included on your Notice of Internet Availability or proxy card in order to be able to vote during the virtual Annual Meeting. Please note that you cannot vote by marking up the Notice of Internet Availability and mailing it back. Any votes returned in that manner will not be counted.

If your shares are held in “street name,” meaning they are held for your account by a broker or other nominee, you may vote:
(1)
Over the Internet prior to the Annual Meeting or by Telephone:   You will receive instructions from your broker or other nominee if they permit Internet or telephonic voting. You should follow those instructions.

(2)
By Mail:   You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)
Online while virtually attending the Annual Meeting:   You will receive instructions from your broker or other nominee explaining how you can vote your shares online during the virtual Annual Meeting. You will need the control number included on your proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Q.	Can I revoke or change my vote?	A.
If your shares are registered directly in your name, you may revoke your proxy and change your vote before or at the Annual Meeting. To do so, you must do one of the following:
(1)
Vote over the Internet or by telephone prior to the Annual Meeting as instructed above. Only your latest Internet or telephone vote submitted prior to the Annual Meeting is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 17, 2026, the day before the Annual Meeting.

(2)
Sign a new proxy card and submit it by mail as instructed above. Only your latest dated proxy that was received by CST by 11:59 p.m., Eastern Time, on June 17, 2026 will be counted.

(3)
Attend the virtual Annual Meeting and vote online as instructed above. Attending the virtual Annual Meeting will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote your shares online while virtually attending the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions.

Q.	Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or voting instruction form that I submit?	A.
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet prior to the Annual Meeting, by telephone, by returning your proxy by mail, or online at the virtual Annual Meeting. If you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board or sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters presented in this proxy statement and as the proxyholders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Annual Meeting.
If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers and other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non- discretionary matters. If you do not timely return a proxy to your broker or other nominee to vote your shares, your broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.
The election of directors (Proposal No. 1) and the Say-on-Pay Proposal (Proposal No. 2) are non-discretionary matters. The ratification of the appointment of our independent auditors (Proposal No. 3) is a discretionary matter.
We encourage you to timely provide voting instructions to your broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions.

Q.	How many shares must be present to hold the Annual Meeting?	A.	The holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy must be present to hold the Annual Meeting and conduct business. This is called a quorum. For purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, we will count as present shares held in street name by brokers or other nominees that indicate on their proxies that they do not have authority to vote those shares on Proposals No. 1 or No. 2. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. Shares present virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the Annual Meeting.

Q.	What vote is required to approve each proposal and how are votes counted?	A.
Proposal No. 1 — Election of Two Class III Directors
The two nominees for Class III director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal No. 1 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 1. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as “broker non-votes.” Broker non-votes will have no effect on the voting on Proposal No. 1.
With respect to Proposal No. 1, you may:
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vote FOR the nominees;

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vote FOR a certain nominee and WITHHOLD your vote from the other nominee or; or

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WITHHOLD your vote from both nominees.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.
Proposal No. 2 — The Say-on-Pay Proposal
To approve Proposal No. 2, stockholders holding a majority of the votes cast on the matter must vote FOR the compensation of our named executives. Proposal No. 2 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal No. 2. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 2 will not be counted as votes FOR or AGAINST the proposal. Broker non-votes and abstention will have no effect on the voting on Proposal No. 2.
Proposal No. 3 — Ratification of Appointment of Independent Auditors
To approve Proposal No. 3, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal No. 3 is a discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee may vote your unvoted shares on Proposal No. 3. If you vote to ABSTAIN on Proposal No. 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Voting to ABSTAIN will have no effect on the voting on Proposal No. 3.
Although stockholder approval of our audit committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2026 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, if this proposal is not approved at the Annual

Meeting, our audit committee may reconsider its appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Q.	How does the Board recommend that I vote?	A.
Our Board unanimously recommends that you vote your shares:
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“FOR” the nominees for election as director listed in Proposal No. 1;

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“FOR” the Say-on-Pay Proposal; and

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“FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Q.	How many votes do I have?	A.	On each matter to be voted upon, you have one vote for each share of Common Stock that you owned as of April 29, 2026.
Q.	Are there other matters to be voted on at the Annual Meeting?	A.	We do not know of any matters that may come before the Annual Meeting other than the election of two Class III directors, the Say-on-Pay Proposal, and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy will vote, and otherwise act, in accordance with their judgment on the matter.
Q.	How do I ask a question at the virtual Annual Meeting?	A.	You will have multiple opportunities to submit questions to the Company for the virtual Annual Meeting. If you wish to submit a question in advance, you may do so at https://www.cstproxy.com/cypherpunk/2026. You may also submit questions online during the meeting at https://www.cstproxy.com/cypherpunk/2026. Given the time constraints, it is possible that some questions may not be addressed during the virtual Annual Meeting.
Q.	Is my vote confidential?	A.	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Cypherpunk or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of the Annual Meeting.
Q.	What are the costs of soliciting these proxies?	A.	We will bear all of the costs of soliciting proxies. Directors, officers and employees of Cypherpunk may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.
Q.	What are the implications of being a “smaller reporting company”?	A.	We are a “smaller reporting company,” meaning we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a “smaller reporting company,” and have either: (1) a public float of less than $250 million or (2) annual revenues of less than $100 million during the most recently completed fiscal year and (A) no public float or (B) a public float of less than $700 million. As a “smaller reporting company,” we are subject to reduced disclosure obligations as compared to other issuers, including with respect to disclosure obligations regarding executive compensation in our periodic reports and proxy statements and certain reduced financial information disclosure.
Q.	Who may I contact if I have any additional questions?	A.	If you hold your shares directly, please call Douglas E. Onsi, Secretary of the Company, at (617) 714-0360. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
For the 2026 Annual Meeting of Stockholders on June 18, 2026
This proxy statement and the 2025 Annual Report to Stockholders (which is our Annual Report on Form 10-K for the year ended December 31, 2025) are available for viewing, printing and downloading at https://www.cstproxy.com/cypherpunk/2026.
A copy of our Annual Report on Form 10-K (including financial statements and schedules) for the year ended December 31, 2025, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder after written or oral request to:
Cypherpunk Technologies Inc.
Attn: Corporate Secretary
47 Thorndike Street, Suite B1-1
Cambridge, Massachusetts 02141
USA Telephone: +1 (617) 714-0360
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are also available free of charge on the SEC’s website, www.sec.gov.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
In accordance with Cypherpunk’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Charter”) and amended and restated bylaws (“Bylaws”), the Board is divided into three classes of directors of approximately equal size. The members of each class of directors are elected to serve a three-year term with the term of office of each class ending in successive years. Cypherpunk currently has twelve directors. Joseph Loscalzo, Nissim Mashiach, Will McEvoy and Christopher Mirabelli are the current Class III directors whose terms expire at Cypherpunk’s 2026 Annual Meeting of Stockholders. Nissim Mashiach and Will McEvoy have been nominated for, and have agreed to stand for, re-election to the Board to serve as a Class III director of Cypherpunk for three years until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Joseph Loscalzo and Christopher Mirabelli have decided to step down from the Board upon the expiration of their terms at the 2026 Annual Meeting.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of each of the two nominees listed above as director nominees. Cypherpunk has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as a director and for each other director, including his or her period of service as a director of Cypherpunk, principal occupation and other biographical information, is included below.
VOTE REQUIRED
A plurality of the votes cast at the meeting will be required for the election of the Class III director nominees. The two nominees for director with the highest number of affirmative votes will be elected as directors. Broker non-votes and abstentions will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE NOMINEES FOR CLASS III DIRECTOR.
BOARD OF DIRECTORS AND MANAGEMENT
Information Regarding Directors and Director Nominees
Our Board currently consists of twelve members divided into three classes with staggered three-year terms. Our Charter and Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board. Following the 2026 Annual Meeting of Stockholders, the Board will have a total of eight active directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one third of the Board. In addition, our Charter and Bylaws provide that a director may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors.
The division of our Board into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.
At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the Annual Meeting for Class III directors, at the 2027 Annual Meeting of Stockholders for Class I directors, and at the 2028 Annual Meeting of Stockholders for Class II directors. Currently, the Class I directors consist of James Cavanaugh, Douglas E. Onsi, Christian Richard, and Richard Schilsky each with a term expiring at the 2027 Annual Meeting; however James Cavanaugh and Richard Schilsky have each expressed their intent to resign from the Board following the Annual Meeting. The Class II directors consist of Thomas Dietz, William Li, Patricia Martin, and Khing Oei, each with a term expiring at the 2028 Annual Meeting. The Class III directors currently consist of Joseph Loscalzo, Nissim Mashiach, Will McEvoy, and Christopher Mirabelli, each with a term expiring at the Annual Meeting. Our Board has nominated Nissim Mashiach and Will McEvoy for election at the Annual Meeting as the Class II directors, each to serve until the 2029 Annual Meeting of Stockholders.
Director Qualifications
The following table and biographical descriptions provide information as of April 21, 2026 relating to each director who will continue service on the Board following the Annual Meeting and director nominees for election at the Annual Meeting, including his or her age and period of service as a director of our company; his or her Board committee memberships; his or her business experience during the past five years, including directorships at other public companies; his or her community activities; and the other experience, qualifications, attributes or skills that led our Board to conclude he or she should serve as a director of our company. This table includes Drs. Cavanaugh, Loscalzo, Mirabelli, and Schilsky, whose service as a director will end at the Annual Meeting either by their announced resignations or the end of their terms.
Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class III Directors to be elected at the Annual Meeting (terms expiring in 2029)
Nissim Mashiach Audit Committee Member and Nominating and Corporate Governance Committee Member	65
Mr. Mashiach, age 65, has served as a member of our Board since January 2017. Today he serves as a co-founder of Nubiyota LLC, a microbiome focused, clinical stage company. He served as the President and Chief Executive Officer of Macrocure, Ltd. from June 2012 until its merger with the Company in January 2017. He is also currently a member of the board of directors at Mediwound Ltd. He also previously served as General Manager at Ethicon, a Johnson & Johnson company, from January 2009 to January 2012. Prior to then, he served as President and Chief Operating Officer at Omrix Biopharmaceuticals, Inc., a public company acquired by Johnson & Johnson in 2008. Prior to Omrix, Mr. Mashiach held leadership positions at several pharmaceutical companies. He has been a board and audit committee member of Mediwound Ltd. (Nasdaq: MDWD) since June 2017. He holds an MBA from the University of Manchester, England, an MPharmSc from the Hebrew University, Jerusalem, Israel, and a BSc, Chemical Engineering from the Technion-Israel Institute of Technology, Haifa, Israel.
We believe that Mr. Mashiach’s experience working with a number of public companies, combined with his pharmaceutical industry experience and background, makes him qualified to serve as a member of our Board.

Will McEvoy Chief Investment Officer	30
Mr. McEvoy, age 30, has served as a member of our Board and as our Chief Investment Officer since November 2026. Since 2022, Mr. McEvoy has served as Principal at Winklevoss Capital Management, where he focuses on investments across social networks, gaming and eSports, education, and Web3 / blockchain sectors. Before joining Winklevoss Capital, Mr. McEvoy was a member of the Bitcoin and Crypto Research team at Fundstrat Global Advisors, LLC from 2021 to 2022 and served in finance roles with Dynasty Financial Partners from 2018 to 2021 and Cassaday & Company, Inc. from 2017 to 2018. He began his career in investment banking at CSG Partners, specializing in ESOP advisory transactions. In addition to his executive and investment roles, Mr. McEvoy serves on the board of Real Bedford FC. He holds a B.S. degree from The George Washington University.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

We believe that Mr. McEvoy’s experience in investing in the digital asset and privacy technology industries, combined with his investment analysis and financial background, make him qualified to serve as a member of our Board.

Class III Directors not standing for re-election at the Annual Meeting (terms expiring in 2026)
Joseph Loscalzo MD, PhD Nominating and Corporate Governance Committee Member	74	Dr. Loscalzo, age 74, has served as a member of our Board since January 2016 and will step down from the Board when his term expires at the 2026 Annual Meeting. He is currently the Hersey Professor of the Theory and Practice of Medicine at Harvard Medical School, and Chairman of the Department of Medicine and Physician-in-Chief at Brigham and Women’s Hospital. In 1994, Dr. Loscalzo joined the faculty of Boston University, first as Chief of Cardiology and, in 1997, as Wade Professor and Chair of Medicine, Professor of Biochemistry, and Director of the Whitaker Cardiovascular Institute. In July 2005, he returned to Harvard Medical School and Brigham and Women’s Hospital, where he had previously worked. He is an editor-at-large of the New England Journal of Medicine, former Chair of the Cardiovascular Board of the American Board of Internal Medicine, former Chair of the Research Committee of the American Heart Association, former Chair of the Scientific Board of the Stanley J. Sarnoff Society of Fellows for Research in Cardiovascular Sciences, and former Chair of the Board of Scientific Counselors of the National Heart, Lung, and Blood Institute of the National Institutes of Health. He is past Editor-in- Chief of Circulation, a current senior editor of Harrison’s Principles of Internal Medicine, a former member of the Advisory Council of the National Heart, Lung, and Blood Institute, and a former member of the Council of Councils of the National Institutes of Health. Dr. Loscalzo received his AB degree, summa cum laude, his PhD in biochemistry, and his MD from the University of Pennsylvania and completed his clinical training at Brigham and Women’s Hospital and Harvard Medical School, where he served as Resident and Chief Resident in medicine and Fellow in cardiovascular medicine. Dr. Loscalzo is currently a member of the board of directors of Ionis Pharmaceuticals, Inc. (Nasdaq: IONS).
Christopher Mirabelli, Ph.D.	71	Dr. Mirabelli, age 71, has served as the Chairman of our Board since January 2016 and as a director since January 2011, and will step down from the Board when his term expires at the 2026 Annual Meeting. Dr. Mirabelli formerly served as our Chief Executive Officer and President from our inception in January 2011 until April 2020. Dr. Mirabelli has been a managing director of HealthCare Ventures LLC since August 2000. From December 1999 to May 2000, Dr. Mirabelli served as president of pharmaceutical research and development and as a member of the board of directors of Millennium Pharmaceuticals, Inc., following its merger with LeukoSite Inc., where Dr. Mirabelli had been serving as president, chief executive officer and chairman of the board of directors since 1993. He was a co-founder of Ionis

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

Pharmaceuticals, Inc. (Nasdaq: IONS), where he held several positions including senior vice president of research, from 1989 until 1993.
Dr. Mirabelli started his career at SmithKline and French Laboratories (now part of GlaxoSmithKline Plc) R&D Division. He is a member of the board of advisors of the Dana Farber Cancer Institute Business Development Council and the Longview Ventures Investment Committee. Dr. Mirabelli is a member of the board of directors of the Fredonia College Foundation and Board of Overseers of the Scripts Research Institute. He received his Ph.D. in molecular pharmacology from Baylor College of Medicine and a B.S. degree in biology from State University of New York at Fredonia.

Class I Directors (terms expiring in 2027)
Douglas E. Onsi Chief Executive Officer President	57
Mr. Onsi, age 57, has served as a member of our Board since March 2020 and as our Chief Executive Officer and President since April 2020. Mr. Onsi also has served as our Chief Financial Officer, Treasurer and Secretary since our inception in January 2011. Mr. Onsi has been at HealthCare Ventures since 2007, including serving as a managing director since 2009 and the chief executive officer of Tensha Therapeutics, Inc., which was sold to Roche Holdings, Inc. in 2016. Prior to joining HealthCare Ventures, Mr. Onsi was at Genzyme Corporation, or Genzyme, where he served in various roles, including as Vice President, Campath Product Operations and Portfolio Management, Oncology from 2005 to 2007 and as Vice President, Business Development from 2004 to 2005. Prior to Genzyme, he was Chief Financial Officer of Tolerx, Inc., a venture capital funded biotechnology company, from 2001 to 2004. Before joining Tolerx, Inc., he was in business development at LeukoSite, a publicly traded biopharmaceutical company that was acquired by Millennium Pharmaceuticals, Inc. He began his career as an attorney at Bingham, Dana & Gould. He received a Juris Doctor degree from the University of Michigan Law School and a B.S. in biological sciences from Cornell University.
We believe that Mr. Onsi’s experience serving as our Chief Executive Officer and President, Chief Financial Officer, Treasurer and Secretary, leadership in a number of biopharmaceutical companies, combined with his scientific and legal background, make him qualified to serve as a member of our Board.

Christian Richard Audit Committee Member and Nominating and Corporate Governance Committee member	56	Mr. Richard, age 56, has served as a member of our Board since January 2023. Mr. Richard has been Portfolio Manager of Healthcare at Monashee Investment Advisors, a multiple strategy asset management organization, since October 2024. Prior to joining Monashee, he was Head of Public Research at Samsara BioCapital, a venture capital firm focused on investing in the life sciences, since December 2020. Previously, he was SVP of Research for approximately six years at Tekla Capital Management, a healthcare focused closed end fund manager, where Mr. Richard covered the biotechnology and pharmaceutical sectors, both public and private and across all size companies.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

Prior to Tekla Capital Management, Mr. Richard was a Partner and Head of Research for Merlin Biomed Private Equity/Merlin Nexus for 12 years, a cross-over life sciences fund focused on negotiating transactions in both late-stage private and public companies. Prior to Merlin Biomed Private Equity/Merlin Nexus, Mr. Richard spent five years in the Allergy/Immunology Group at the Schering-Plough Research Institute. He has a B.S. in Cellular and Molecular Biology from Purchase College and both an M.S. in Biochemistry and an M.B.A. in Finance from New York University. He is also on the Advisory Board of the Ty Louis Campbell Foundation, a non-profit organization focused on funding research in aggressive childhood cancers in particular brain tumors.
We believe that Mr. Richard’s experience as a scientist and investor, combined with his background in science and business, make him qualified to serve as a member of our Board

Class I Directors resigning from the Board following the 2026 Annual Meeting
James Cavanaugh, PhD Nominating and Corporate Governance Committee Member and Chair Audit Committee Member	89	Dr. Cavanaugh, age 89, has served as a member of our Board since January 2016 and will retire from the Board following the Annual Meeting. Dr. Cavanaugh has been a managing director of HealthCare Ventures since 1989. He was previously President of SmithKline & French Laboratories-U.S., the domestic pharmaceutical division of SmithKline Beckman Corporation. Dr. Cavanaugh had been president of SmithKline Beckman’s clinical laboratory business and President of Allergan International. He has been a board member of a number of private and public pharmaceutical and biotechnology companies and was Chairman of The Shire Pharmaceutical Group, plc. He served as staff assistant to President Nixon for Health Affairs and then deputy director of the president’s Domestic Council. Under President Ford, he was a deputy assistant to the President for domestic affairs and deputy chief of the White House. He has served as deputy assistant secretary for health and scientific affairs in the United States Department of Health, Education and Welfare, special assistant to the Surgeon General, United States Public Health Services, and director, Office of Comprehensive Health Planning. He began his career as a member of the faculty of the Graduate College and the College of Medicine at the University of Iowa where he received his Master’s and Doctorate degrees.
Richard Schilsky, MD Nominating and Corporate Governance Committee Member	75	Dr. Schilsky, age 75, has served as a member of our Board since September 2022 and will retire from the Board following the Annual Meeting. Dr. Schilsky previously served as the Chief of Hematology/Oncology in the Department of Medicine and Deputy Director of the University of Chicago Comprehensive Cancer Center. He is also the former President, Chief Medical Officer and Executive Vice President of American Society of Clinical Oncology (ASCO). He presently serves on the boards of directors of the Reagan-Udall Foundation for the FDA and Friends of Cancer Research and is a member of the editorial board of the New England Journal of Medicine. He spent the

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
		majority of his career at the University of Chicago, where he joined the faculty in 1984, subsequently rising to the rank of Professor of Medicine and serving in many roles, including Associate Dean for Clinical Research in the Biological Sciences Division and Director of the University of Chicago Cancer Research Center. Early in his career, he worked in the Clinical Pharmacology Branch of the Division of Cancer Treatment at the National Cancer Institute (NCI) and as an Assistant Professor, Department of Internal Medicine, Division of Hematology and Medical Oncology, University of Missouri-Columbia School of Medicine. He is a Past President of ASCO, having served in the role during 2008-2009, and is also a Past Chair of one of the NCI’s Cooperative Groups, Cancer and Leukemia Group B (CALGB), a national cooperative clinical research group funded by the NCI. From 1996-2000, Dr. Schilsky was a member of the FDA’s Oncologic Drugs Advisory Committee, serving as Chair from 1999-2000. He has served as a member and chair of the NCI Board of Scientific Advisors.
Class II Directors (terms expiring in 2028)
Thomas Dietz, PhD Lead Independent Director Audit Committee Member and Chair and Compensation Committee Member	62
Dr. Dietz, age 62, has served as a member of our Board since January 2016. Dr. Dietz is currently chairman and CEO of Waypoint Holdings, LLC, a diversified financial holdings and services company. Previously, Dr. Dietz was co-CEO and then CEO and a director of Pacific Growth Equities, LLC, a San Francisco based investment bank and institutional brokerage firm from 2004 to 2009, when the firm was acquired by Wedbush Securities. Dr. Dietz served as head of the investment banking division at Wedbush until November 2010. Prior to taking the CEO role at Pacific Growth, Dr. Dietz served as the company’s director of equities research and was an award-winning biotechnology and biopharmaceutical analyst. He joined Pacific Growth in 1993. Previously, he was a member of the research faculty in the Department of Medicine, University of California, San Francisco and the VA Medical Center. Dr. Dietz serves on the boards of several private companies. Dr. Dietz holds a Ph.D. in molecular biology and biochemistry from Washington University, St. Louis, and was a National Science Foundation Post Doctoral Fellow.
We believe that Dr. Dietz’s experience with the Company, combined with his business, financial and leadership expertise and financial industry background, make him qualified to serve as a member of our Board.

William Li, MD Compensation Committee Member and Chair	63	Dr. Li, age 63, has served as a member of our Board since January 2017. Dr. Li is a co-founder of the Angiogenesis Foundation in Cambridge, Massachusetts, of which he has been the President since April 2000 and Medical Director since December 1994. Dr. Li has extensive expertise in the field of angiogenesis and its therapeutic development and clinical applications. He trained with Dr. Judah Folkman, who pioneered the field of angiogenesis research. Through the Angiogenesis Foundation, Dr. Li has worked in association with the National Institutes of Health, and other major governmental and academic

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

institutions and industry leaders on angiogenesis-related programs. Dr. Li received his M.D. degree from the University of Pittsburgh School of Medicine. He completed his clinical training in internal medicine at the Massachusetts General Hospital in Boston. Dr. Li has also served on the faculties of Harvard Medical School, Tufts University School of Veterinary Medicine and Dartmouth Medical School.
We believe that Dr. Li’s experience working with companies, technologies, and foundations in the health care and technology fields, combined with his medical training and background, make him qualified to serve as a member of our Board.

Patricia Martin Compensation Committee Member and Nominating and Corporate Governance Committee Member and Chair	65
Ms. Martin, age 65, has served as a member of our Board since January 2023. From July 2019 through March 2023, Ms. Martin has served as president and CEO of BioCrossroads. Prior to BioCrossroads, Ms. Martin spent 26 years at Eli Lilly and Company, she was the chief operating officer (COO) of Lilly Diabetes for seven years, served as Lilly’s Chief Diversity Officer (CDO) and Chief Alliance Officer (CAO). In her career with Lilly, her leadership roles also included clinical product development, finance, business development, human resources and investor relations. Ms. Martin serves on the board of directors of CareSource, Inc., one of the nation’s largest Medicaid managed care plans, where she chairs the Compensation Committee. She joined the board of Flame Biosciences, Inc. in 2020, and served as co-CEO in 2022. In 2021, she joined the board of AN2 Therapeutics, Inc. (Nasdaq: ANTX) and chairs the Compensation Committee. Within the Indiana life sciences sector, she serves on the boards of the Indiana Biosciences Research Institute, the Indiana Health Information Exchange and the Regenstrief Institute. Ms. Martin holds an MBA from the Harvard Business School and a bachelor’s degree in accounting from Indiana University.
We believe that Ms. Martin’s experience in pharmaceutical company development and operations, combined with her background in technology and business, make her qualified to serve as a member of our Board.

Khing Oei, Chairman of the Board	50	Mr. Oei, age 50, has served as our Chairman of the Board since November 2025. Since August 2025, he has served as Founder and Chief Executive Officer of Treasury B.V., a Netherlands-based Bitcoin treasury company backed by institutional investors including Winklevoss Capital and Nakamoto Holdings. Since November 2022, Mr. Oei has also served as Senior Advisor — Crypto at Attestor Limited, a multi-billion-dollar hedge fund focused on distressed and special situations investments in the digital-asset sector. He is a member of the Board of Directors of Genesis Global Holdco LLC and Genesis Asia Pacific Pte. Ltd., and a member of the Valuation Committee of Privium Fund Management B.V., a $4 billion AUM asset manager with operations across Europe and Asia. From 2019 to 2022, Mr. Oei was Founder and Chief Executive Officer of Captur Ltd. (formerly AlphaSwap), a decentralized crypto asset-management platform within the DeFi ecosystem. Earlier in his

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

career, he held senior investment roles at SC Lowy, Eyck Capital Management (where he was Chief Investment Officer and Managing Partner), and Bardin Hill Investment Partners LP (where he served as Portfolio Manager and Managing Principal and Chief Executive Officer of European operations). He began his career at Goldman Sachs, Fortress Investment Group, and Merrill Lynch, focusing on special-situations and distressed credit investing. Mr. Oei holds an M.Sc. in Econometrics from Vrije Universiteit Amsterdam and completed coursework at Tulane University in Economics under a Fulbright Scholarship.
We believe that Mr. Oei’s experience in investing in the digital asset and investment banking industries, combined with his operational management and financial background, make him qualified to serve as a member of our Board.

CORPORATE GOVERNANCE MATTERS
Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. The following sections describe key corporate governance guidelines and practices that we have adopted. Complete copies of our Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, our Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available on our website at https://www.cypherpunk.com/pages/investors/corporate-governance/governance. Alternatively, you can request a copy of any of these documents by writing us at: Cypherpunk Technologies Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 or by sending an e-mail to ir@cypherpunk.com.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These principles, which set forth a framework for the conduct of our Board’s business, provide that:
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the principal responsibility of the directors is to oversee our management and to hold our management accountable for the pursuit of our corporate objectives;

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except as otherwise required by the rules and regulations of Nasdaq, a majority of the members of our Board must be independent directors;

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the independent directors meet regularly in executive session;

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directors have full and free access to management and, as necessary and appropriate, independent advisors; and

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new directors participate in an orientation program and all directors are encouraged to attend director education programs.

Director Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the Board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to, the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Drs. Dietz and Messrs. Mashiach and Richard are the current members of our audit committee; Drs. Dietz and Li and Ms. Martin are the current members of our compensation committee; and Ms. Martin and Messrs. Mashiach and Richard are the current members of our nominating and corporate governance committee. In April 2026, our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that (i) each of our directors, except for Will McEvoy, Christopher Mirabelli, Khing Oei, and Douglas Onsi, qualifies as an “independent director” as defined under Nasdaq Listing Rules, (ii) each of our audit committee members was independent pursuant to Rule 10A-3 under the Exchange Act, and (iii) each of our compensation committee members was independent pursuant to Rule 10C-1 under the Exchange Act.
In making such determinations, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.
Director Nomination Process
Our nominating and corporate governance committee evaluates director candidates and selects or recommends for selection by the Board, director nominees. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Board.
Criteria for Recommended Director Nominees
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the nominating and corporate governance committee applies certain criteria as set forth in our Corporate Governance Guidelines. These criteria include the candidate’s business experience and skills, independence, character, wisdom, judgment, integrity, ability to make independent analytical inquiries, understanding of our business environment, the ability to commit sufficient time and attention to board activities, and the absence of potential conflicts with our interests. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
An objective of our nominating and corporate governance committee regarding Board composition is to bring to our company a variety of perspectives and skills derived from high quality business and professional experience. Our Board recognizes its responsibility to ensure that nominees for our Board possess appropriate qualifications and reflect a reasonable diversity of personal and professional experience, skills, backgrounds and perspectives. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and to fulfill its responsibilities to our stockholders.
The director biographies on pages 12-17 indicate each director and director nominee’s experience, qualifications, attributes and skills that led the Board to conclude that each should continue to serve as a member of our Board. Our nominating and corporate governance committee and Board believes that each of the directors has had substantial achievement in his or her professional and personal pursuits and possesses the background, talents and experience that our Board desires and that will contribute to the best interests of our company and to long-term stockholder value.
For additional information regarding stockholder nominations and other proposals see “Stockholder Proposals and Nominations.”
Board of Directors Meetings and Attendance
Our Board met 17 times during 2025, either in person or by teleconference. During 2025, each of our directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served (during the period they served on the Board and on such committees).
Our Corporate Governance Guidelines provide that our directors are invited and encouraged to attend our annual meetings of stockholders.

Board of Directors Leadership Structure
Our Board separated the positions of Chief Executive Officer and Chairman of the Board effective April 1, 2020 in connection with Douglas Onsi’s promotion to Chief Executive Officer and President of the Company. Christopher Mirabelli, our prior Chief Executive Officer and President, was our Chairman until November 11, 2026, when Khing Oei became Chairman. Thomas Dietz remains our Lead Independent Director. Our Board believes that the separation of the positions of Chief Executive Officer and Chairman of the Board, combined with a strong Lead Independent Director, strengthens the independence of our Board and encourages objective oversight of management’s performance. Although our Board does not have any current plans to do so, it may combine the roles of Chief Executive Officer and Chairman of the Board again in the future if such a structure is found to be in the best interests of Cypherpunk and its stockholders.
Mr. Oei has authority, among other things, to call and preside over meetings of our Board of Directors and set meeting agendas. As a result of Mr. Oei’s extensive history with and knowledge of the digital asset and investment banking industries, he is able to provide valuable insight and help ensure that the Board and management act with a common purpose. If Mr. Oei is ever not present at a meeting of the Board, an independent director is appointed to chair such meetings. In general, the agenda for every regularly scheduled Board meeting includes a meeting of the independent directors in executive session, which is presided over by Mr. Oei. In any event, our non-management directors meet in executive session at least semi-annually to discuss, among other matters, the performance of the Chief Executive Officer. There were more than 10 meetings of our independent directors in executive session in 2025, at nearly every meeting of our Board.
We have a separate chair for each committee of our Board. The chairs of each committee are expected to report to our Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters, if any. Our Board delegates substantial responsibilities to the committees, which report their activities and actions back to the full Board. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance in the participation of management and independent leadership in our Board proceedings.
Board Committees
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, rules and regulations of Nasdaq and the SEC.
The composition and responsibilities of each of the committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.
Audit Committee
The members of our audit committee are Thomas Dietz, Nissim Mashiach, and Christian Richard, with Dr. Dietz serving as chairman. The financial literacy requirements of the SEC require that each member of our audit committee be able to read and understand fundamental financial statements. In addition, at least one member of our audit committee must be qualified as an audit committee financial expert, as defined in Item 407 of Regulation S-K, and have financial sophistication in accordance with Nasdaq rules. Our Board has determined that Dr. Dietz qualifies as an audit committee financial expert.
The primary purpose of our audit committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our audit committee will include, among other things:
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hiring the independent registered public accounting firm to conduct the annual audit of our financial statements and monitoring its independence and performance;

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reviewing and approving the planned scope of the annual audit and the results of the annual audit;

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pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

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reviewing significant accounting and reporting principles to understand their impact on our financial statements;

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reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

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reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

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reviewing potential conflicts of interest under and violations of our Code of Conduct;

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establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

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reviewing and approving related-party transactions; and

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reviewing and evaluating, at least annually, our audit committee’s charter.

The audit committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC and is available on our website at https://www.cypherpunk.com/pages/investors/corporate-governance/governance. The audit committee met five times during 2025, by teleconference.
Compensation Committee
The members of our compensation committee are Thomas Dietz, William Li, and Patricia Martin, with Dr. Li serving as chairman.
The primary purpose of our compensation committee is to assist our Board in exercising its responsibilities relating to the compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee will review all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our compensation committee will include, among other things:
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designing and implementing competitive compensation policies to attract and retain key personnel;

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reviewing and formulating policy and determining the compensation of our executive officers and employees;

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reviewing and recommending to our Board the compensation of our directors;

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administering our equity incentive plans and granting equity awards to our employees and directors under these plans;

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if required from time to time, reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full Board its inclusion in our periodic reports to be filed with the SEC;

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if required from time to time, preparing the report of the compensation committee to be included in our annual proxy statement;

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engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

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reviewing and evaluating, at least annually, our compensation committee’s charter.

The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and is available on our website at https://www.cypherpunk.com/pages/investors/corporate-governance/governance. The compensation committee met four times during 2025, by teleconference, and otherwise acted by unanimous written consent.

Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Patricia Martin, Nissim Mashiach, and Christian Richard, with Ms. Martin serving as chair. Our Board has determined that each of Ms. Martin and Messrs. Mashiach and Richard satisfies Nasdaq independence standards.
The primary purpose of our nominating and corporate governance committee is to assist our Board in promoting the best interests of our company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our nominating and corporate governance committee will include, among other things:
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identifying, reviewing and evaluating candidates to serve on our Board;

•
determining the minimum qualifications for service on our Board;

•
assessing the contributions and independence of our incumbent directors;

•
making recommendations to our Board regarding the composition of each committee of the Board;

•
developing and recommending to our Board an annual self-evaluation process for our Board and overseeing the annual self-evaluation process;

•
developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board any changes to such principles; and

•
periodically reviewing and evaluating our nominating and corporate governance committee’s charter.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and is available on our website at https://www.cypherpunk.com/pages/investors/corporate-governance/governance. The nominating and corporate governance committee did not meet during 2025, and instead acted by unanimous written consent.
Board of Directors’ Role in Risk Oversight
Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its review of the operations and corporate functions of our company, our Board addresses the principal risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
The audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function and whistleblower protections.
The compensation committee assesses and monitors the extent to which our incentive compensation policies and programs for all employees may encourage excessive risk-taking and the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.
Communicating with the Directors
Our Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The General Counsel is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries of such communications to the directors as he considers appropriate.
Under procedures approved by our Board, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters that are duplicative communications.
Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to: Board of Directors, c/o General Counsel, Cypherpunk Technologies Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
Additionally, we have established a confidential process for reporting, investigating and resolving employee and other third party concerns related to accounting, auditing and similar matters under the Sarbanes-Oxley Act of 2002. Stockholders and other interested parties may confidentially provide information to one or more of our directors by using the confidential and anonymous financial concern hotline that is operated by an independent, third party service. Within the United States and Canada, the Ethics Hotline can be reached by telephone, toll-free, at 1-844-413-0900, e-mailing the Company at CYPH@openboard.info, or visiting http://www.openboard.info/CYPH/.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at https://www.cypherpunk.com/pages/investors/corporate-governance/governance. The nominating and corporate governance committee of our Board will be responsible for overseeing the Code of Conduct and the General Counsel or the Board approve any waivers of the Code of Conduct for employees, executive officers or directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a current report on Form 8-K. We shall provide to any person without charge, upon request, a copy of the Code of Conduct. Any such request must be made in writing to Cypherpunk Technologies Inc., c/o Investor Relations, 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.
Insider Trading Policy, Hedging and Pledging Policies
We have adopted an insider trading policy governing the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Insider Trading Policy, among other things, includes provisions that restrict our directors, officers and employees from engaging in hedging or monetization transactions involving our securities and from engaging in short sales of our securities. Our insider trading policy also prohibits our directors, officers and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans.

EXECUTIVE COMPENSATION
Overview
The following discussion relates to the compensation of Douglas Onsi, our current Chief Executive Officer and President, Will McEvoy, our Chief Investment Officer, and Cynthia Sirard, who was our Chief Medical Officer until July 31, 2025. These are the individuals we have determined to be our named executive officers for the year ended December 31, 2025.
Each year, our compensation committee reviews and determines the compensation of our executive officers. Our executive compensation program is designed to attract and retain a highly skilled team of key executives and to align the compensation of our executives with the interests of our stockholders by rewarding the achievement of short- and long-term strategic financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders.
2025 Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Douglas E. Onsi Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	2025	708,750	3,981,188	0	0	54,317	4,744,255
	2024	703,125	0	699,070	0	60,279	1,462,474
William McEvoy Chief Investment Officer	2025	35,417	6,627,950	0	0	0	6,663,367
Cynthia Sirard Former Chief Medical Officer	2025	306,250	0	0	43,750	287,681	637,681
	2024	520,833	0	349,535	208,333	54,489	1,133,190

(1)
Effective March 1, 2024, the base salary for Mr. Onsi was increased to $708,750 and there was no change to Mr. Onsi’s base salary in 2025. Effective November 11, 2025, Mr. McEvoy was appointed as Chief Investment Officer with a base salary of $250,000. Effective March 1, 2024, the base salary for Dr. Sirard was increased to $525,000 and there was no change in Dr. Sirard’s base salary for 2025. Effective July 31, 2025, Dr. Sirard was terminated without cause as part of the Company’s Reduction-In-Force.

(2)
The amounts are valued based on the aggregate grant date fair value of the stock and option awards granted in the applicable year in accordance with ASC 718.

Douglas Onsi:   In January 2024, we made an option grant to Mr. Onsi to purchase 170,000 shares of the Company’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in October 2024, we made an option grant to Mr. Onsi to purchase 170,000 shares of the Company’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.
In November of 2025, we made a restricted stock unit (“RSU”) grant to Mr. Onsi of 2,087,287 RSUs and in December of 2025, we made an RSU grant of 2,600,000 RSUs to Mr. Onsi. These RSUs vest over a three year period, with 12/36 vesting on October 8, 2026, and 1/36 vesting on the 8th of each month thereafter.
William McEvoy:   In December of 2025, we made an RSU grant to Mr. McEvoy for 5,616,907 RSUs. These RSUs vest over a three year period, with 12/36 vesting on October 8, 2026, and 1/36 vesting on the 8th of each month thereafter.
Cynthia Sirard:   In January 2024, we made an option grant to Dr. Sirard to purchase 85,000 shares of the Company’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in October 2024, we made an option grant to Dr. Sirard to purchase 85,000 shares of the Company’s common stock pursuant to our 2022 Equity Incentive Plan, which vest monthly over three years.

(3)
In 2024, Dr. Sirard earned $208,333, representing 40% of salary received, as a cash incentive bonus payment for the achievement of corporate objectives established by our Board.

In 2025, Dr. Sirard earned a retention bonus payment in the amount of $43,750 for continued service through June 30, 2025.
(4)
Douglas Onsi:   For 2025, other compensation includes 401(k) matching ($25,881), payment of medical insurance ($21,208) and dental insurance ($1,391), Company HSA contribution ($4,030) and life insurance ($1,806). For 2024, other compensation includes 401(k) matching ($25,969), payment of medical insurance ($27,049) and dental insurance ($1,425), Company HSA contribution ($4,030) and life insurance ($1,806).

Cynthia Sirard:   For 2025, other compensation includes severance payments ($218,750), consulting fees ($34,000), 401(k) matching ($12,250), payment of medical insurance ($18,829) and dental insurance ($821), Company HSA contribution ($2,351) and life insurance ($680). For 2024, other compensation includes 401(k) matching ($20,833), payment of medical insurance ($27,049) and dental insurance ($1,425), Company HSA contribution ($4,030) and life insurance ($1,152).
Elements of Executive Compensation
The compensation of our named executive officers consists of base salary, annual cash bonuses, equity awards and employee benefits that are made available to all salaried employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment and certain change of control transactions pursuant to employment agreements. In addition to the factors discussed below, the compensation committee also considers recommendations from our Chief Executive Officer, who regularly discusses compensation issues with the chairperson of the compensation committee and meets with our compensation committee to discuss these matters.
The following describes the material terms of the elements of our executive compensation program during fiscal year 2025.
Overview
Our executive compensation program is based on a pay-for-performance philosophy. We designed our executive compensation program to achieve the following primary objectives: provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives’ compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. Compensation for our executive officers is composed primarily of the following three main components: base salary, annual cash incentive bonuses, and long-term equity incentives.
Base Salary
Base salaries are determined on a case-by-case basis for each executive officer (including our three named executive officers), including consideration of each officer’s experience, expertise and performance, as well as market compensation levels for similar positions.
	2024	2025
	Base Salary
Name	($)	($)
Douglas E. Onsi	708,750	708,750(1)
Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary
William McEvoy	0	250,000(2)
Chief Investment Officer
Cynthia Sirard	525,000	525,000(3)
Former Chief Medical Officer

(1)
Effective March 1, 2024, Mr. Onsi’s base salary was increased to $708,750. There was no change in Mr. Onsi’s base salary for 2025.

(2)
Effective November 11, 2025, Mr. McEvoy was appointed as Chief Investment Officer with a base salary of $250,000.

(3)
Effective March 1, 2024, Dr. Sirard’s base salary was increased to $525,000. There was no change in Dr. Sirard’s base salary for 2025. Dr. Sirard was terminated without cause from her position as the Company’s Chief Medical Officer, effective July 31, 2025, in connection with the Company’s Reduction In Force.

Annual Cash Incentive Bonuses
Annual cash incentive bonuses are contingent upon our achievement of certain operational and financial objectives. Each executive officer’s target bonus amount is expressed as a percentage of the officer’s base salary and is intended to be commensurate with the officer’s position and responsibilities. Target bonus for the year ended December 31, 2025 was 60% of salary received for Mr. Onsi, and were based entirely on the achievement of corporate objectives established by our Board. The corporate objectives reflect the important, objective, and measurable clinical, business development, financial, research, intellectual property, and operational goals of our company. Despite the successful October 2025 financing and transition of the company strategy in the fourth quarter, based on the overall challenging year for the Company, Mr. Onsi asked not to receive a cash incentive bonus for 2025. Mr. McEvoy did not qualify for a cash bonus for 2025, as he became an employee in November 2025.
Long-term Equity Incentives
We believe equity awards in the form of options to purchase shares of our Common Stock provide an incentive for our executive officers to focus on driving growth in our stock price and long-term value creation and help us to attract and retain key talent. In addition, the granting of options helps ensure that the interests of our officers are aligned with those of our stockholders as the options only have value if the value of our Common Stock increases after the date the option is granted.
Our officers are entitled to certain benefits if the officer’s employment terminates in certain circumstances or if a change of control occurs. Our Board and our compensation committee review our officers’ overall compensation packages on an annual basis or more frequently as they deem appropriate.
From time to time, we may retain independent compensation consultants as we consider appropriate to help identify appropriate peer group companies and to obtain and evaluate current executive compensation data. In 2025, the compensation committee engaged Patel Capital, LLC to provide market information and recommendations regarding executive and director compensation by building a peer group of public oncology companies and analyzing their reported cash and equity compensation. This consultant also provides information and recommendations regarding non-executive employees. The consultant did not receive more than $120,000 last year for their services.
Employment Agreements and Potential Payments Upon Termination
Effective April 2020, we entered into a new employment agreement with Mr. Onsi in connection with his appointment as Chief Executive Officer and President. In connection with his appointment as Chief Executive Officer and President, Mr. Onsi’s base salary was increased to $550,000, with his target bonus being 50% of his base salary. The compensation committee of the Board determines each executive’s actual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year.
Under the agreement for Mr. Onsi, if the executive’s employment is terminated by us without cause or if the executive resigns with good reason (as such terms are defined in the agreement), in either case prior to a change in control or one year after a change in control (as such term is defined in the agreement), the executive will be entitled to receive cash severance equal to 150% of the executive’s annualized base salary; a pro-rata bonus, payable within two and one-half months following the end of the fiscal year in which the termination or resignation occurs; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; reimbursement of the executive’s COBRA premiums for 18 months; and acceleration of vesting on any outstanding equity awards along with an extension of the time period to exercise the outstanding equity awards to one year. In the event that such termination or resignation occurs during the one-year period immediately following a change in control, the executive will also receive an increase in the cash severance amount to double the executive’s annualized base salary, an extension of the time period during which the Company will reimburse COBRA premiums to 24 months, and an extension of the time period to exercise all outstanding equity awards to two years. An executive’s right to receive these severance benefits is subject to the executive providing a release of claims in favor of the Company and the return of all company property.
With respect to Mr. McEvoy, his employment agreement, as amended, provides that he will receive an annual base salary of $250,000, and he is eligible for an annual incentive bonus, with the target bonus being 40% of his base salary. As with all of our executives, the compensation committee of the Board determines Mr. McEvoy’s annual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee each fiscal year. Under the agreement with Mr. McEvoy, if his employment is terminated by us without cause or if he resigns with good reason (as such terms are defined in the agreement), he will be entitled to receive cash severance equal to his annualized base salary; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; and reimbursement of his COBRA premiums for 12 months. In the event that such termination or resignation occurs during the one year period immediately following a change in control, Mr. McEvoy will also receive an increase in the cash severance amount to 125% of his annualized base salary, an extension of the time period during which the Company will reimburse COBRA premiums to 15 months, and an extension of the time period to exercise all outstanding equity awards to two years.
Dr. Sirard served as our Chief Medical Officer until July 31, 2025, when her employment was terminated without cause as part of the Company’s Reduction-In-Force. Dr. Sirard’s employment agreement, as amended, provided that she receive an annual base salary of $405,719 and was eligible for an annual incentive bonus, with the target bonus being 35% of her base salary. Effective March 1, 2024, the base salary for Dr. Sirard was increased to $525,000.
Pursuant to a Separation Agreement dated July 29, 2025, and in exchange for her general release of claims and other customary covenants, Dr. Sirard is entitled to (i) cash severance of $525,000, equal to 100% of her annualized base salary, payable in installments over 12 months, of which $218,750 was paid during 2025, and (ii) reimbursement of COBRA premiums for up to 12 months. The Company also engaged Dr. Sirard as a consultant at an hourly rate initially of $300 and subsequently increased to $500 (capped at 40 hours per month) effective November 20, 2025, and paid her $34,000 in consulting fees during 2025.
For all of our named executive officers, in the event that a change in control occurs during the term of an executive’s employment, and the severance and other benefits provided in his or her respective agreement are considered “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the code, the executive’s severance and other benefits constituting parachute payments will be either (i) delivered in full or (ii) delivered to a lesser extent which would result in no portion of such severance being subject to excise tax under Section 4999 of the Code, whichever provides the greatest amount to the executive on an after-tax basis. If any reduction in severance and other benefits constituting parachute payments is necessary to achieve the effect of clause (ii) above, then the reduction will occur first from cash severance payments, next from cancellation of accelerated vesting of equity awards and third from reduction of continued employee benefits.
Each named executive officer’s employment agreement incorporates the terms and provisions of a customary employee proprietary information, invention, non-competition and non-solicitation agreement between the Company and the executive. This agreement includes a noncompetition covenant during the period of the executive’s employment and for one year thereafter. The agreement also provides for the executive to participate in our benefit programs made available to our executives generally. Our executive employment agreements generally do not include a specified term as the employment of our executives is “at-will.”

Clawback Policy
We maintain a Compensation Recoupment (Clawback) Policy, which is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Exchange Act. If the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the covered executive, including the NEOs, otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Stock Option and Other Compensation Plans
We maintain our 2016 Equity Incentive Plan, as amended, 2022 Equity Incentive Plan, as amended, and 2025 Equity Incentive Plan to provide incentives that will attract, retain and motive highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2025.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information regarding outstanding equity awards held by our executive officers (including our named executive officers) as of December 31, 2025.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Douglas E. Onsi	1/20/17	33,030	0	99.00	1/20/27
Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary	4/18/18	5,000	0	76.60	4/18/28
	1/1/19	4,999	0	20.00	1/1/29
	6/11/19	19,999	0	13.92	6/11/29
	3/17/20	50,000	0	14.20	3/17/30
	8/10/20	7,499	0	19.65	8/10/30
	1/26/21	17,500	0	25.70	1/26/31
	5/26/21	3,000	0	16.20	5/26/31
	9/1/22	20,000	0	14.30	9/1/32
	3/31/23	68,750	6,250	3.40(1)	3/31/33
	8/23/23	108,890	31,110	2.21(2)	8/23/33
	1/29/24	108,612	61,388	2.68(3)	1/29/34
	10/2/24	66,112	103,888	2.45(4)	10/2/34
	11/11/25							2,087,287	2,421,253(5)
	12/23/25							2,600,000	3,016,000(5)
Will McEvoy	12/23/25							5,616,907	6,515,612(6)
Chief Investment Officer

(1)
In March of 2023, we made an option grant to Douglas Onsi to purchase 75,000 shares of the Company’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(2)
In August of 2023, we made an option grant to Douglas Onsi to purchase 18,492 shares of the Company’s common stock pursuant to our 2016 Equity Incentive Plan and an option grant to purchase 121,508 shares of the Company’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(3)
In January of 2024, we made an option grant to Douglas Onsi to purchase 170,000 shares of the Company’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(4)
In October of 2024, we made an option grant to Douglas Onsi to purchase 170,000 shares of the Company’s common stock pursuant to our 2022 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(5)
In November of 2025, we granted Douglas Onsi 2,087,287 RSUs pursuant to our 2016 Equity Incentive Plan, and in December 2025, we granted Mr. Onsi 2,600,000 RSUs pursuant to our 2025 Equity Incentive Plan. These RSUs vest over a three year period, of which 12/36 vest on October 8, 2026 and 1/36 vest on the 8th day of each month thereafter. The total value of these RSUs represents the value of Mr. Onsi’s RSUs based upon the closing price of $1.16 of our common stock on the Nasdaq Global Market on December 31, 2025.

(6)
In December of 2025, we granted Will McEvoy 5,616,907 RSUs pursuant to our 2025 Equity Incentive Plan. These RSUs vest over a three year period, of which 12/36 vest on October 8, 2026 and 1/36 vest on the 8th day of each month thereafter. The total value of these RSUs represents the value of Mr. McEvoy’s RSUs based upon the closing price of $1.16 of our common stock on the Nasdaq Global Market on December 31, 2025.

Retirement Benefits
We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The plan provides that each participant may contribute up to the statutory limit, which is $23,500 for calendar year 2025. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2025 may be up to an additional $7,500 above the statutory limit. In general, eligible compensation for purposes of the 401(k) plan includes an employee’s earnings reportable on IRS Form W-2 subject to certain adjustments and exclusions required under the Code. We also make matching employer contributions in cash to each employee’s 401(k) plan at a rate of 100% of the first 3% of earnings contributed by each such employee and 50% of the next 2% of earnings contributed. Employees participating in the 401(k) plan are fully vested in our matching contributions, and investments are directed by employees. The 401(k) plan currently does not offer the ability to invest in our securities.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and its NEOs pay.
The table below presents information on the compensation of our chief executive officer and our other NEOs in comparison to certain performance metrics for 2025, 2024, and 2023. The metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (CAP) is required by the SEC’s rules. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table.
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (TSR)	Net Income/(Loss) (in millions)
	(a)	(b)	(c)	(d)	(e)	(f)
2025	$4,754,544	$5,496,574	$3,758,252	$3,535,938	$26	$5
2024	$1,481,782	$1,220,110	$1,041,467	$879,688	$64	$(68)
2023	$1,534,507	$1,673,005	$1,000,515	$1,096,722	$92	$(81)

The Principal Executive Officer (PEO) information reflected in columns (a) and (b) relates to Douglas Onsi. The non-Principal Executive Officer Named Executive Officers (non-PEO NEOs) information reflected in columns (c) and (d) of the tabular disclosure above represent the following individuals: William McEvoy and Cynthia Sirard for 2025 and Augustine Lawlor and Cynthia Sirard for 2024, and 2023, respectively. Column (e) represents the cumulative total shareholder return (“TSR”) as calculated in accordance with Item 201(e) of Regulation S-X assuming an initial fixed investment of $100. Column (f) represents the net loss as disclosed in the audited GAAP financial statements.
The fair value of stock options reported for CAP purposes in columns (b) and (d) is estimated using a Black-Scholes option pricing model for the purposes of this Pay Versus Performance calculation in accordance with SEC rules. This model uses both historical data and current market data to estimate the fair value of options and requires various assumptions. The assumptions used in estimating fair value awards per SEC rules relating to CAP are as follows:
	Fair Value Assumptions of Equity Awards as of December 31,
	2025	2024	2023
Volatility	96.02% – 103.46%	93.95% – 96.02%	92.34% – 94.13%
Expected life (years)	3.34 – 5.21	3.04 – 6.21	3.08 – 6.11
Expected dividend yield	0.00%	0.00%	0.00%
Risk-free rate	3.54% – 4.4%	3.49% – 4.84%	3.5% – 4.84%
To calculate Compensation Actually Paid (CAP), the following amounts were deducted from and added to the Summary Compensation Table (SCT) total compensation:
PEO SCT Total to CAP Reconciliation
Year	Salary	Stock Awards	Option Awards	Bonus and Non-Equity Incentive Compensation	All Other Compensation(i)	SCT Total	Deductions from SCT Total(ii)	Fair Value Adjustments to SCT Total(iii)	CAP
2025	$708,750	$10,290	$3,981,188	$—	$54,317	$4,754,544	$(3,991,478)	$4,733,508	$5,496,574
2024	$703,125	$18,600	$699,070	$—	$60,987	$1,481,782	$(717,670)	$455,998	$1,220,110
2023	$669,166	$—	$439,240	$368,041	$58,060	$1,534,507	$(439,240)	$577,738	$1,673,005
Average Non-PEO NEOs SCT Total to CAP Reconciliation
Year	Salary	Stock Awards	Option Awards	Bonus and Non-Equity Incentive Compensation	All Other Compensation(i)	SCT Total	Deductions from SCT Total(ii)	Fair Value Adjustments to SCT Total(iii)	CAP
2025	$280,209	$3,562	$3,313,975	$126,042	$34,465	$3,758,252	$(3,317,537)	$3,095,223	$3,535,938
2024	$520,833	$12,400	$349,535	$104,167	$54,532	$1,041,467	$(361,935)	$200,156	$879,688
2023	$495,833	$—	$251,824	$198,333	$54,525	$1,000,515	$(251,824)	$348,031	$1,096,722

(i)
Reflects “all other compensation” reported in the SCT for each year shown.

(ii)
Represents the grant date fair value of equity-based awards granted each year.

(iii)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component of CAP for fiscal years 2025, 2024, and 2023 are further detailed in the supplemental tables below.

SUPPLEMENTAL TABLES
PEO Equity Component of CAP:
Year	Fair Value of Current Year Equity Awards at December 31,(2)	Change in Fair Value of Prior Years’ Awards Unvested at December 31,(3)	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,(4)	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,(5)	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2025	$5,437,253	$(418,361)	$(285,384)	$—	$4,733,508
2024	$750,400	$(111,622)	$(182,780)	$—	$455,998
2023	$653,097	$(16,484)	$(58,875)	$—	$577,738
Average Non-PEO NEOs Equity Component of CAP:
Year	Fair Value of Current Year Equity Awards at December 31,(2)	Change in Fair Value of Prior Years’ Awards Unvested at December 31,(3)	Change in Fair Value of Prior Years’ Awards Vested through the Year Ended December 31,(4)	Change in Fair Value of Prior Years’ Awards Failed to Vest through the Year Ended December 31,(5)	Equity Value Included in CAP
	(a)	(b)	(c)	(d)	(e) = (a)+(b)+(c)+(d)
2025	$3,257,806	$(71,845)	$(90,738)	$—	$3,095,223
2024	$375,200	$(108,442)	$(66,602)	$—	$200,156
2023	$362,714	$(12,034)	$(2,649)	$—	$348,031

(2)
Consists of the fair value of awards granted in 2023, 2024, and 2025.

(3)
Change in fair value of awards unvested at year end consist of awards granted prior to the covered years.

(4)
Consists of change in fair value for awards granted in prior years and vested during the covered years.

Pay Versus Performance Narrative Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each of net loss and total shareholder return (“TSR”). We do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above in the section “Arrangements with Our Executive Officers,” part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain criteria.
Compensation Actually Paid vs. Net Income/(Loss)
As shown in the graph below, CAP to the PEO was $5.5 million, $1.2 million, and $1.7 million in 2025, 2024 and 2023, respectively. Average CAP to non-PEO NEOs was $3.5 million, $0.9 million, and $1.1 million in 2025, 2024 and 2023, respectively. The Company reported net income of 4.8 million in 2025 and net losses of $67.6 million, $67.8 million, and $81.4 million in 2024 and 2023, respectively. The Company does not use net income or loss to determine compensation levels or incentive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to net loss.

Compensation Actually Paid vs. Total Shareholder Return
As shown in the graph below, CAP to the PEO was $5.5 million, $1.2 million, and $1.7 million in 2025, 2024 and 2023, respectively. Average CAP to non-PEO NEOs was $3.5 million, $0.9 million, and $1.1 million in 2025, 2024 and 2023, respectively. TSR was $26, $64, and $92 in 2025, 2024, and 2023, respectively. The Company does not use TSR to determine compensation levels or incentive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to TSR. Executives are eligible for equity awards as described in the “Arrangements with Our Executive Officers” section which, although not directly tied to TSR, provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period.
Policies and Practices Related to the Grant of Certain Equity Awards
We grant equity awards, in the form of either stock options or restricted stock units, to our directors and certain employees on an annual basis. We also grant equity awards to individuals upon hire and may do so for promotion or for retention purposes. We currently do not grant stock appreciation rights or similar option-like instruments. During the last fiscal year, none of the Board, the Compensation Committee nor our chief executive officer took material nonpublic information into account when determining the timing or terms of stock options. Stock options are not granted in anticipation of the release of material nonpublic information, and the release of material nonpublic information is not timed on the grant dates of such stock options. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During 2025, we did not grant stock options to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or 10-K, or the filing or furnishing of a Form 8-K that disclosed material nonpublic information.

EQUITY COMPENSATION PLAN INFORMATION
The following table contains information about our equity compensation plans as of December 31, 2025.
Name	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	3,757,238(2)	$7.46	9,344,326(3)
Equity compensation plans not approved by security holders	—	—	—
Total	3,757,238(2)	$7.46	9,344,326(3)

(1)
Includes information regarding our Amended and Restated 2012 Equity Incentive Plan, our 2016 Equity Incentive Plan, our 2022 Equity Incentive Plan, our 2025 Equity Incentive Plan and the assumed Macrocure 2013 Plan and 2008 Plan.

(2)
Includes i) 109,881 shares issued pursuant to the Amended and Restated 2012 Equity Incentive Plan ii) 1,013,831 shares issued pursuant to the 2016 Equity Incentive Plan iii) 1,633,526 shares issued pursuant to the 2022 Equity Incentive Plan and iv) 1,000,000 shares issued pursuant to the 2025 Equity Incentive Plan.

(3)
Includes 6,353,466 shares available for future issuance under the 2025 Equity Incentive Plan, 2,682,429 shares available for future issuance under the 2022 Equity Incentive Plan and 308,431 shares available for future issuance under the 2016 Plan.

DIRECTOR COMPENSATION
The following table sets forth information regarding cash compensation earned by or paid to our non-employee directors for the fiscal year ended December 31, 2025. We do not pay any compensation to our current or former employees in connection with their service on our Board and, consequently, Mr. Onsi, Dr. Mirabelli, and Mr. McEvoy are not included in the table. The compensation that we pay to our executives is discussed in the “Executive Compensation” section of this proxy statement. Each non- employee director receives a cash retainer for service on the Board and for service on each committee on which the director is a member. The chairpersons of each committee receive higher retainers for such service. These fees are payable quarterly in arrears. Each non-employee director shall be paid an annual fee of $45,000 and such additional fees as set out in the following table:
Name	Annual Fee ($)
Chairman of the audit committee	20,000
Member of audit committee (other than chairman)	10,000
Chairman of compensation committee	15,000
Member of compensation committee (other than chairman)	7,500
Chairman of governance and nominating committee	10,000
Member of governance and nominating committee (other than chairman)	5,500
Lead Independent Director	35,000
We also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.
In 2025, the grants to non-employee directors received Restricted Stock Units to purchase 168,750 shares of Common Stock and our Lead Independent Director received options to purchase 187,500 shares of Common Stock. These RSU grants vested immediately and were settled on March 13, 2026.

We intend to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2025.
Name	Fees Earned	RSU Awards(1)	Other Compensation(2)	Total
James Cavanaugh	$65,000(3)	143,660	0	208,660
Thomas Dietz	$107,500(4)	159,623	0	267,123
William Li	$60,000(5)	143,660	0	203,660
Joseph Loscalzo	$50,500(6)	143,660	0	194,160
Nissim Mashiach	$55,000(7)	143,660	0	198,660
Richard Schilsky	$50,500(8)	143,660	0	194,160
Patricia Martin	$58,000(9)	143,660	2,000	203,660
Christian Richard	$55,000(10)	143,660	0	198,660
Khing Oei	$5,625(11)	6,572,486	0	6,578,111

(1)
This column reflects the aggregate fair value of equity awards granted in 2025 as of the grant date for each such award, and is calculated in accordance with ASC 718, using the Black-Scholes option-pricing model. Assumptions used in the calculations for these amounts are set forth in Note 10 to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 16, 2026. In November 2025, we made a restricted stock unit (“RSU”) grant to non-employee, non-lead independent directors of 74,700 RSUs (the Lead independent director received 83,000 RSUs) which vested immediately upon grant. In December 2025, we made a RSU grant to non-employee, non-lead independent directors of 94,050 RSUs (the Lead independent director received 104,500 RSUs) which vested immediately upon grant. In December 2025, we also made an RSU grant to Mr. Oei of 5,448,157 RSUs, of which 12/36th will vest on October 8, 2026 and 1/36th will vest on the eighth (8th) day of each month thereafter.

(2)
Represents the amount of expenses reimbursed in connection with travel to and from Board meetings.

(3)
Includes $45,000 for annual fee as non-employee director, $10,000 for annual fee as Chairman of the Governance & Nominating Committee and $10,000 for fee as a member of the Audit Committee.

(4)
Includes $45,000 for annual fee as non-employee director, $20,000 for annual fee as Audit Committee Chairman, $7,500 for annual fee as a member of the Compensation Committee, and $35,000 for annual fee as Lead Independent Director.

(5)
Includes $45,000 for annual fee as a non-employee director and $15,000 for fee as Chairman of the Compensation Committee.

(6)
Includes $45,000 for annual fee as non-employee director and $5,500 for annual fee as a member of the Governance & Nominating Committee.

(7)
Includes $45,000 for annual fee as a non-employee director and $10,000 for annual fee as a member of the Audit Committee.

(8)
Includes $45,000 for annual fee as non-employee director and $5,500 for annual fee as a member of the Governance & Nominating Committee.

(9)
Includes $45,000 for annual fee as non-employee director, $7,500 for annual fee as a member of the Compensation Committee and $5,500 for annual fee as a member of the Governance & Nominating Committee.

(10)
Includes $45,000 for annual fee as a non-employee director and $10,000 for annual fee as a member of the Audit Committee.

(11)
Mr. Oei was appointed as chairman of the board on November 11, 2025. This includes a pro-rated amount of the 45,000 annual fee for a non-employee director.

The following table sets forth, as of December 31, 2025, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time.
Director Option Grants — Vested/Unvested at 12/31/25
Name	Exercisable	Unexercisable	Total
Khing Oei	0	0	0
James Cavanaugh	100,705	0	100,705
Thomas Dietz	118,892	0	118,892
William Li	99,605	0	99,605
Joseph Loscalzo	100,705	0	100,705
Nissim Mashiach	99,605	0	99,605
Richard Schilsky	90,000	0	90,000
Patricia Martin	80,000	0	80,000
Christian Richard	80,000	0	80,000

AUDIT COMMITTEE REPORT
The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.
The audit committee has reviewed the Cypherpunk audited consolidated financial statements for the year ended December 31, 2025 and has discussed these statements with management and EisnerAmper LLP (“EisnerAmper”), the Company’s independent registered public accounting firm. Cypherpunk’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Cypherpunk Technologies Inc. in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with us. The audit committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.
The audit committee also received from, and discussed with, EisnerAmper the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”), in Rule 3200T.
EisnerAmper also provided the audit committee with the written disclosures and the letter required by Rule 3526 of the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The audit committee has reviewed this disclosure and has discussed with EisnerAmper their independence from Cypherpunk.
Based on its discussions with management and our independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and our independent registered public accounting firm, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Cypherpunk Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Respectfully submitted by the audit committee,
/s/ Thomas Dietz, Chair
/s/ Nissim Mashiach
/s/ Christian Richard

PROPOSAL NO. 2
ADVISORY NON-BINDING VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act and the Dodd-Frank Act and rules and regulations of the SEC, we are providing our stockholders with an opportunity to cast an advisory, non-binding vote on the approval of the compensation of our named executive officers. The compensation of our named executive officers is disclosed in the “Executive Compensation” section. We ask that you provide an advisory vote to approve the following, non-binding resolution on named executive officer compensation:
“RESOLVED, that the stockholders approve the compensation paid to Cypherpunk’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation section, compensation tables and related footnotes, and narrative disclosures.”
This advisory vote is commonly referred to as a “say-on-pay” vote and is required by Section 14A of the Exchange Act. Because this is an advisory vote, the stockholder vote will not be binding on us. Nevertheless, our compensation committee and Board value the opinions expressed by our stockholders and will take the outcome of the vote into account in future determinations concerning our executive compensation program.
Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. The Executive Compensation section of this proxy statement contains details on the compensation of our named executive officers.
THE BOARD UNANIMOUSLY RECOMMENDS AN ADVISORY (NON-BINDING) VOTE
“FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The audit committee has appointed the firm of EisnerAmper LLP (“EisnerAmper”), an independent registered public accounting firm, to audit our books, records and accounts for the year ending December 31, 2026. This appointment is being presented to the stockholders for ratification at the Annual Meeting.
EisnerAmper has audited our financial statements since the fiscal year ended December 31, 2015. EisnerAmper has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of EisnerAmper are expected to be present at the Annual Meeting and will be given the opportunity to make a statement on the firm’s behalf if they so desire. These representatives also will be available to respond to appropriate questions.
Proxies solicited by management will be voted for ratification unless stockholders specify otherwise. Ratification by our stockholders is not required. Although we are not required to submit the appointment of EisnerAmper to a vote of the stockholders, our Board believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment of EisnerAmper as our independent registered public accounting firm. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, if the stockholders do not ratify the appointment, the audit committee will investigate the reasons and consider whether to retain EisnerAmper or appoint another independent registered public accounting firm. Even if the appointment is ratified, our Board and the audit committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of our company and our stockholders.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee determined that the provision of the non-audit services by EisnerAmper described above is compatible with maintaining EisnerAmper’s independence.
Principal Accounting Fees and Services
The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by EisnerAmper during the years ended December 31, 2025 and 2024:
Fee Category	2025 ($)	2024 ($)
Audit fees(1)	574,575	328,125
Audit related fees(2)	124,950	50,400
Tax fees(3)	0	0
All other fees(4)	0	0
Total fees	699,525	378,525

(1)
Audit Fees consist of fees for professional services in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements.

(2)
Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)
All other Fees consists of professional services performed related to Form 8-K filings.

VOTE REQUIRED
The affirmative vote of a majority of the votes cast on the matter is required to ratify the selection of our independent registered public accounting firm.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of April 20, 2026 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group.
We have determined beneficial ownership in accordance with the SEC’s rules. Shares of our Common Stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after April 20, 2026, are to be considered outstanding for purposes of computing the number of shares beneficially owned by, and the percentage ownership of, the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the number of shares beneficially owned by, and the percentage ownership of, any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to any applicable community property laws.
Each applicable percentage of shares beneficially owned is computed on the basis of 97,678,728 shares of our Common Stock outstanding as of April 20, 2026. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Cypherpunk Technologies Inc., 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership (%)
5% or Greater Stockholders:
Winklevoss Capital Fund, LLC(1)	19,438,066	19.9
Sean Michael Severins(2)	6,000,000	6.1
Directors and Named Executive Officers
Khing Oei(3)	168,750	*
Chairman
Will McEvoy	0	—
Chief Investment Officer
Douglas E. Onsi(4)	707,922	*
Chief Executive Officer, Chief Financial Officer, General Counsel, Treasurer and Secretary
Christopher K. Mirabelli(5)	535,327	*
Director
James Cavanaugh(6)	269,668	*
Director
Thomas Dietz(7)	271,392	*
Director
William Li(8)	268,355	*
Director
Joseph Loscalzo(9)	269,455	*
Director
Nissim Mashiach(10)	268,355	*
Director
Richard Schilsky(11)	258,750	*
Director
Christian Richard(12)	248,750	*
Director
Patricia Martin(13)	248,750	*
Director
Cyndi Sirard(14)	27,500	*
Former Chief Medical Officer
All Directors and Executive Officers as a Group (twelve persons)(15)	3,515,474	3.5

*
Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)
Based on the Schedule 13D/A filed with the SEC on November 21, 2025 by Winklevoss Capital Fund, LLC (“WCF”), Winklevoss Treasury Investments, LLC (“WTI”), Winklevoss Capital Management, LLC (“WCM”), Tyler Winklevoss, and Cameron Winklevoss (collectively, the “Reporting Persons”). The securities are held directly by WTI, a wholly-owned subsidiary of WCF. WCM is the manager of WCF, and Tyler Winklevoss and Cameron Winklevoss are the co-founders and managers of WCM. As a result, each of WCF, WCM, Tyler Winklevoss, and Cameron Winklevoss may be deemed to share voting and investment power over, and therefore beneficially own, the securities held directly by WTI. The warrants held by WTI are exercisable immediately, subject to a beneficial ownership limitation that prohibits exercise to the extent such exercise would cause the Reporting Persons, their affiliates, and any persons who are members of a Section 13(d) group with the Reporting Persons or their affiliates to beneficially own more than 19.99% of the Company’s outstanding common stock following such exercise. The number of shares reflected in the table above represents the maximum number of warrant shares that could be acquired upon exercise of the warrants as of April 20, 2026 without exceeding the 19.99% beneficial ownership limitation, rather than the total number of shares underlying the warrants. Each of the Reporting Persons disclaims beneficial ownership of the securities held by WTI except to the extent of its or his pecuniary interest therein. The address of the Reporting Persons is 301 N Market Street Suite 1463, Wilmington, DE 19801.

(2)
Based on the Schedule 13G filed with the SEC on November 18, 2025 by Sean Michael Severins. Includes 6,000,000 shares of Common Stock held by Sean Michael Severins. The address of Sean Michael Severins is 2535 Rawley Pike, Rockingham, VA 22801.

(3)
Includes 168,750 shares of Common Stock held by Khing Oei.

(4)
Includes (i) 108,282 shares of Common Stock, and (ii) 599,640 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(5)
Includes (i) 131,800 shares of Common Stock, and (ii) 403,527 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(6)
Includes (i) 168,963 shares of Common Stock, and (ii) 100,705 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(7)
Includes (i) 152,500 shares of Common Stock, and (ii) 118,892 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(8)
Includes (i) 168,750 shares of Common Stock, and (ii) 99,605 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(9)
Includes (i) 168,750 shares of Common Stock, and (ii) 100,705 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(10)
Includes (i) 168,750 shares of Common Stock, and (ii) 99,605 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(11)
Includes (i) 168,750 shares of Common Stock, and (ii) 90,000 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(12)
Includes (i) 168,750 shares of Common Stock, and (ii) 80,000 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(13)
Includes (i) 168,750 shares of Common Stock, and (ii) 80,000 shares of Common Stock subject to stock options that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

(14)
Based on the most recent Form 4 filed by Cynthia Sirard on April 1, 2025 and information available to the Company; the Company has not independently verified current holdings.

(15)
Includes 1,772,679 shares of Common Stock subject to stock options held by our directors and named executive officers that were exercisable as of April 20, 2026, or that will become exercisable within 60 days after that date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions since January 1, 2025, in which we were a party and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and certain executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Our Charter also provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the Delaware General Corporation Law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available. Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
Digital Asset Purchase and Sale and Custody Agreements
Gemini Space Station, LLC (together with its subsidiaries, “Gemini”) is a digital asset trading platform and an affiliate of Winklevoss Capital. Winklevoss Capital is a greater than 5% investor in the Company and, as a result, Gemini is considered a related party.
In October 2025, simultaneous with the closing of the financing involving Winklevoss Capital, the Company opened an Institutional Account and entered into a Digital Asset Purchase and Sale Agreement with Gemini NuSTAR, LLC. The Institutional Account Application requires the applicant to accept the terms and conditions of the User Agreement with Gemini Trust Company, LLC that is published on Gemini’s website at https://www.gemini.com/legal/gemini-trust-user-agreement.
Since October 2025, the Company has purchased ZEC at Gemini in a series of purchases. The Company provides specific instructions as to the ZEC to be purchased and pays in US dollars, and Gemini executes the transactions and serves as custodian of the ZEC. During the year ended December 31, 2025, the Company purchased 290,062.67 ZEC tokens at a weighted average cost of $334.41 per token, for an aggregate purchase price of $97,000 through Gemini. Gemini executed the transactions and holds the ZEC as custodian for the Company.
Related Party Transaction Approval Policy
We have a related party transactions policy that requires all transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, to be approved in advance by our nominating and corporate governance committee. Any request for such a transaction must first be presented to our General Counsel who will promptly notify our nominating and corporate governance committee for their review, consideration and approval. In approving or rejecting any such proposal, our nominating and corporate governance committee is to consider the relevant facts and circumstances available and deemed relevant to the nominating and corporate governance committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. The nominating and corporate governance committee has reviewed certain interested transactions and determined that they are pre-approved. These pre-approved interested transactions include, subject to certain limitations, employment or compensation of executive officers, director compensation, certain transactions with other companies, certain company charitable contributions, transactions in which all stockholders receive proportional benefits and transactions involving competitive bids.
Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction were disclosed to our Board, and the transaction was not approved by our Board unless a majority of the disinterested directors approved the transaction.

GENERAL MATTERS
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders, stockholder proposals must be received by January 9, 2026 by our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
Requirements for Stockholder to bring Business and Nominations Before the 2026 Annual Meeting.   Our Bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2026 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Cypherpunk Technologies Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. To be timely for the 2026 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting of stockholders, or, if later, the 10th day following the day on which we first provide notice or public disclosure of the date of the 2026 Annual Meeting of Stockholders. Therefore, notice must be received not earlier than March 4, 2026 and not later than May 18, 2026. Such notice must provide the information required by Section 2.4 and 2.5 of our Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2026 Annual Meeting of Stockholders.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers or other nominees, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers or other nominees household proxy materials, delivering a single Notice of Internet Availability to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your broker or other nominee or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, and Notice of Internet Availability or if you are receiving multiple copies of the annual report, proxy statement, and Notice of Internet Availability and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or us if you hold registered shares. You can notify us by sending a written request to us at: Cypherpunk Technologies Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, or by calling us at (617) 714-0360.
Miscellaneous
Even if you plan to attend the Annual Meeting virtually, please vote your shares using one of the methods outlined in this proxy statement promptly. Should you virtually attend the Annual Meeting, you may revoke the proxy and vote online. Your cooperation in giving this your immediate attention will be appreciated.
You may obtain a paper copy of our Annual Report on Form 10-K (without exhibits) filed with the SEC for the year ended December 31, 2025 without charge upon written request to: Cypherpunk Technologies Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the Annual Meeting, as they determine to be in the best interest of our company and our stockholders.
By Order of the Board of Directors,
Khing Oei
Chairman of the Board of Directors
April 29, 2026

2026 3. Ratification of the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2026. 1. Election of Directors (1) Will McEvoy (2) Nissim Mashiach 2. Advisory vote on executive compensation paid to named executive officers (“Say- on-Pay Proposal”). CYPHERPUNK TECHNOLOGIES INC. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X Cypherpunk Proxy Card - Front CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES UNDER ITEM 1 AND “FOR” ITEMS 2 AND 3. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - Q U I C K E A S Y Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 17, 2026. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy. com/cypherpunk/2026 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOR WITHHOLD

2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CYPHERPUNK TECHNOLOGIES INC. The undersigned appoints Douglas E. Onsi as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cypherpunk Technologies Inc. held of record by the undersigned at the close of business on April 29, 2026 at the Annual Meeting of Stockholders of Cypherpunk Technologies Inc. to be held on June 18, 2026, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES UNDER PROPOSAL 1 AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2026 Proxy Statement, the 2025 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/cypherpunk/2026 Cypherpunk Proxy Card - Back